Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 15th day of July, 2021.

CCMP CAPITAL, LP
By: CCMP Capital GP, LLC, its general partner

By:	/s/ Richard G. Jansen
Name: Richard G. Jansen
Title: Managing Director and General Counsel

CCMP CAPITAL GP, LLC

By:	/s/ Richard G. Jansen
Name: Richard G. Jansen
Title: Managing Director and General Counsel

CCMP CAPITAL INVESTORS III, L.P.
By: CCMP Capital Associates III, L.P., its general partner
By: CCMP Capital Associates III GP, LLC, its general partner

By:	/s/ Richard G. Jansen
Name: Richard G. Jansen
Title: Managing Director and General Counsel

CCMP CAPITAL INVESTORS III (EMPLOYEE), L.P.
By: CCMP Capital Associates III, L.P., its general partner
By: CCMP Capital Associates III GP, LLC, its general partner

By:	/s/ Richard G. Jansen
Name: Richard G. Jansen
Title: Managing Director and General Counsel

CCMP CO-INVEST III A, L.P.
By: CCMP Co-Invest III A GP, LLC, its general partner

By:	/s/ Richard G. Jansen
Name: Richard G. Jansen
Title: Managing Director and General Counsel

CCMP CO-INVEST III A GP, LLC

By:	/s/ Richard G. Jansen
Name: Richard G. Jansen
Title: Managing Director and General Counsel

CCMP CAPITAL ASSOCIATES III, L.P.
By: CCMP Capital Associates III GP, LLC, its general partner

By:	/s/ Richard G. Jansen
Name: Richard G. Jansen
Title: Managing Director and General Counsel

CCMP CAPITAL ASSOCIATES III GP, LLC

By:	/s/ Richard G. Jansen
Name: Richard G. Jansen
Title: Managing Director and General Counsel